SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [ X ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material pursuant to Rule 14a-1(c) or Rule 14a-12


                       CONTINENTAL HOMES HOLDING CORP.
         -----------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


         -----------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]  $125 per  Exchange  Act  Rules  0-11(c)(1)(ii), 14a-6(i((1) or
       14a-6(j)(2).
[   ]  $500 per each  party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:

           -----------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

           -----------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/

           -----------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------
  _/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]  Check box if  any part of the fee  is offset as provided  by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

              ---------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:

              ---------------------------------------------
       (3)    Filing Party:

              ---------------------------------------------
       (4)    Date Filed:

              ---------------------------------------------

                       CONTINENTAL HOMES HOLDING CORP.
       7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253
                               (602) 483-0006


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 to be held

                               August 30, 1994


To our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held on August 30, 1994, at 9:00 A.M. (Phoenix time) at the Company's executive offices located at 7001 N. Scottsdale Road, Suite 2050,
Scottsdale, Arizona  85253, for the following purposes:

     (1) To elect seven directors; and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of Common Stock of record at the close of business of June 27, 1994 will be entitled to receive notice of and to vote at the meeting or at any adjournment thereof.

                                          By Order of the Board of Directors



                                                   Kenda B. Gonzales
                                                       Secretary

Scottsdale, Arizona
July 25, 1994

     Whether or not you intend to be present at the meeting, please date and sign the enclosed proxy card and mail it promptly in the enclosed postage-paid, addressed envelope.

                               PROXY STATEMENT

     The Annual Meeting of Stockholders of Continental Homes Holding Corp. (the "Company") will be held at the Company's executive offices located at 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, on August 30, 1994 at 9:00 A.M. (Phoenix time) for the purposes set forth in the foregoing notice of meeting. The accompanying form of proxy for use at the meeting and at any adjournments thereof is solicited by the Board of Directors of the Company. Any proxy may be revoked by the stockholder by written notice to the Secretary of the Company, if such notice is actually received by her before such proxy is exercised, or by attending and voting at the meeting in person.

     A plurality of the shares held by persons present at the meeting in person or by proxy is required for the election of directors. Abstentions and votes withheld by brokers in the absence of instructions from street-name holders (broker non-votes) have the same effect as votes cast against a particular proposal.

     Proxies in the accompanying form which are properly executed by stockholders, duly returned to the Company and not revoked will be voted in the manner indicated below. This proxy statement and the accompanying proxy are being mailed to stockholders on or about July 25, 1994.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the close of business on June 27, 1994, the record date for the meeting, the Company had 6,962,770 shares of its common stock, par value $.01 per share (the "Common Shares") outstanding and entitled to vote at the meeting. Each Common Share will be entitled to one vote on each matter presented at the meeting. The presence in person or by proxy of a majority of Common Shares entitled to vote at the meeting shall constitute a quorum.

     The following table sets forth certain information as of the close of business on June 30, 1994 concerning (i) the beneficial ownership of the Common Shares by each director, nominee for director and named executive officer and by all directors and executive officers of the Company as a group and (ii) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Common Shares. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and does not necessarily bear on the economic incidence of ownership or the right to transfer such shares.



                                               Number of       Percent
                                             Common Shares       of
           Name and Address                  Beneficially      Common
        of Beneficial Owner (1)                  Owned         Shares
- - -----------------------------------          -------------     -------

Donald R. Loback                               567,850           8.1%
Kathleen R. and Robert J. Wade (2)             625,350           8.9%
W. Thomas Hickcox                               26,820 (3)        *
Jo Ann Rudd                                        500            *
William Steinberg                                  500            *
Bradley S. Anderson                                200            *
Timothy C. Westfall                              5,250 (4)        *
Directors and officers as a group
     (12 persons)                            1,298,986 (5)      18.5%
Wellington Management Company (6)              739,564          10.5%


*Denotes less than 1% of outstanding Common Shares

(1) Except as set forth in Note 6, the address for each beneficial owner is c/o Continental Homes Holding Corp., 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253.

(2) Kathleen R. Wade and Robert J. Wade are wife and husband and hold the shares as joint tenants under the Wade Family Revocable Trust I.

(3) Includes options to purchase 13,320 Common Shares granted under the Amended and Restated 1988 Stock Incentive Plan and the Restated 1986 Stock Incentive Plan.

(4) Includes options to purchase 5,250 Common Shares granted under the Amended and Restated 1988 Stock Incentive Plan and the Restated 1986 Stock Incentive Plan.

(5) Includes options to purchase 53,960 Common Shares granted under the Amended and Restated 1988 Stock Incentive Plan and the Restated 1986 Stock Incentive Plan.

(6) As reflected in Schedule 13-G dated July 6, 1994 filed by Wellington Management Company. Their address is 75 State Street, Boston, Massachusetts 02109.

                                PROPOSAL ONE

                            ELECTION OF DIRECTORS

     All directors (seven in number) are proposed to be elected to hold office until the next Annual Meeting of Stockholders and until the election and qualification of their successors. All nominees are currently members of the Board. The proxies solicited hereby, unless directed to the contrary, will be voted for the seven persons named below.

     Management has no reason to believe that any nominee will be unable or unwilling to serve as a director, but if for any reason any of those persons should not be available or able to serve, the accompanying proxy will be voted in accordance with the best judgement of the persons acting thereunder.

     The following information is furnished with respect to each nominee.

 Name, Age and Year           Position with the Company, Present Principal
   in which First             Occupation, Principal Occupations During the
Elected as a Director           Last Five Years and Other Directorships
- - ----------------------   -----------------------------------------------------
Donald R. Loback         Director of the Company and Co-Chief Executive
42 (1985)                Officer of the Company and Continental Homes, Inc.,
                         a subsidiary of the Company ("CHI").

Kathleen R. Wade         Director of the Company and Co-Chief Executive
41 (1985)                Officer of the Company and CHI.  Ms. Wade is the
                         wife of Robert J. Wade.

Robert J. Wade           Director of the Company and President of the
45 (1985)                Company and CHI, Mr. Wade is the husband of Kathleen
                         R. Wade.

W. Thomas Hickcox        Senior Vice President of CHI since May 1991.  He
41 (1992)                was Vice President of Sales and Marketing of CHI from
                         May 1985 to May 1991.


Jo Ann Rudd              Owner/President of the accounting firm of Jo Ann
49 (1992)                Rudd CPA, P.C. in Phoenix, Arizona since April 1986.

William Steinberg        President and Founder of Saxe Investments, a real
39 (1992)                estate services and consulting company in
                         Scottsdale, Arizona since February 1993.  From
                         August 1988 through February 1993 he was a Partner/Principal of Trammell Crow Company, a real estate development company in Phoenix, Arizona.
                         From 1986 through August 1988 he was Marketing
                         Principal at the same company. From August 1988 to June 1991 Mr. Steinberg held a 2.8% general partnership interest in Two Renaissance Square
                         Associates Limited Partnership, whose only asset is a commercial office building in Phoenix, Arizona.
                         On August 20, 1991, the partnership filed for protection from its creditors under Chapter 11 of the United States Bankruptcy Code.

Bradley S. Anderson      Senior Associate, Commercial Properties Division of
33 (1993)                CB Commercial Real Estate Group, Inc., a real
                         estate brokerage company in Scottsdale, Arizona since January 1987.


During fiscal 1994, the Board of Directors had the following committees:

     The Audit Committee is composed of Bradley S. Anderson, Jo Ann Rudd and William Steinberg. The function of the Audit Committee is to review the Company's internal controls, its financial reporting and the scope and results of the audit engagement. It meets with appropriate Company financial personnel and independent public accountants in connection with these reviews. The Committee also recommends to the Board the appointment of the independent public accountants, who have access to the Committee at any time. In fiscal 1994 one Audit Committee meeting was held.

     The Compensation Committee is composed of Bradley S. Anderson, Jo Ann Rudd and William Steinberg. The function of the Compensation Committee is to establish the amount and form of compensation awarded to Messrs. Loback and Wade and Ms. Wade, including salary, bonuses and stock option awards, and to monitor compensation to the other executive officers of the Company. In fiscal 1994, two Compensation Committee meetings were held.

     The Stock Incentive Committee and Incentive Compensation Committee are comprised of Donald R. Loback, Kathleen R. Wade and Robert J. Wade. The function of the Stock Incentive and Incentive Compensation Committees is to administer the Company's Amended and Restated 1988 Stock Incentive Plan and Restated 1986 Stock Incentive Plan, respectively (except with respect to Mr. Loback and Mr. and Mrs. Wade). During fiscal 1994, the Stock Incentive Committee held no meetings and the Incentive Compensation Committee held four meetings.

     The Board of Directors does not have a nominating committee.

     During fiscal 1994, the Board of Directors had a total of eight meetings. All of the directors attended more than 75% of the meetings of the Board of Directors and meetings of each of the Committees on which they served. In fiscal 1994 each director who is not an employee was paid an annual fee of $7,500 and an additional $500 for each Board and Committee meeting attended. In fiscal 1995 each non-employee director will be paid an annual fee of $7,500 and $500 for each Board and Committee meeting attended.

                             EXECUTIVE OFFICERS

     The following information is furnished with respect to executive officers of the Company who are not nominees to serve on the Board of Directors.

                                   Position with the Company and
  Name and Age            Principal Occupations During the Last Five Years
- - -----------------        ---------------------------------------------------

Kenda B. Gonzales        Treasurer and Secretary of the Company, Financial
36                       Vice President of CHI and President of American
                         Western Mortgage Company, a subsidiary of CHI.

Leroy Gene Kirtley       Vice President of Construction of CHI.
60

Curtis H. Nelson         Vice President of Land Acquisition of CHI since
34                       April, 1992.  Prior to that time, Mr. Nelson held
                         various construction-related positions with CHI.

Robert B. Ryan           Vice President of CHI.
37

Timothy C. Westfall      Vice President and General Counsel since February
48                       1990.  From April 1989 through February 1990, Mr.
                         Westfall was Corporate Counsel of Lincoln Savings and Loan Association and, prior to that time, Mr.
                         Westfall was a Vice President and Corporate Counsel of American Continental Corporation.


Summary Compensation Table

     The following table sets forth the annual compensation, long-term compensation and all other compensation for the last three fiscal years for the Company's Co-Chief Executive Officers and the three next most highly compensated executive officers (the "Named Officers").

                                         SUMMARY COMPENSATION TABLE

                                  Annual Compensation                   Long Term
                       ---------------------------------------------  Compensation
                                                                         Awards
                                                         Other        ------------
Name and Principal     Fiscal   Salary      Bonus        Annual         Options         All Other
    Position            Year       $          $      Compensation(1)       #        Compensation(2)
- - --------------------   ------   ------      -----    ---------------    -------     ---------------
Donald R. Loback        1994   $200,000  $ 92,429     $   --               -0-          $ 4,398
  Co-Chief Executive    1993    200,000    97,193         --               -0-            2,861
  Officer               1992    200,000   101,837         --               -0-              --

Kathleen R. Wade        1994    200,000    83,714         --               -0-            4,202
  Co-Chief Executive    1993    200,000    86,096         --               -0-            2,861
  Officer               1992    200,000    88,418         --               -0-              --

Robert J. Wade          1994    200,000    83,714         --               -0-            4,518
  President             1993    200,000    86,096         --               -0-            3,051
                        1992    200,000    88,418         --               -0-              --

W. Thomas Hickcox       1994    178,462    81,890         --             4,000            3,399
  Senior Vice           1993    163,462    58,876         --             7,500            2,408
  President of CHI      1992    151,114    60,734         --             8,000              --

Timothy C. Westfall     1994    141,616    30,000         --             3,000            3,912
  Vice President and    1993    135,962    25,000         --             6,000            2,957
  General Counsel       1992    131,154    25,000         --             8,000              --
  of CHI

(1)  The amount of perquisites and other personal benefits received by each of the Named Officers for fiscal 1994 does not exceed the lesser of $50,000 or 10 percent of the total annual salary and bonus for the year.

(2)  Includes Company contributions to the Company's 401(K) retirement plan and premiums and administrative service fees paid by the Company under the executive split dollar life insurance program.  The Company is entitled to recover the premiums and administrative service fees from any amounts paid by the insurer on such split dollar life policies and has retained a collateral interest in each policy to the extent of the premiums and administrative service fees paid with respect to such policy.  The following table sets forth the value of all other compensation:

                                            D.R.      K.R.      R.J.      W.T.      T.C.
                                           Loback     Wade      Wade    Hickcox   Westfall
                                           -------   -------   -------  -------   --------
Fiscal 1994
  401(K) Company Contribution              $ 3,433   $ 3,363   $ 3,363   $ 2,719   $ 2,981
  Economic Benefit of Split Dollar Plan        965       839     1,155       680       931
                                           -------   -------   -------   -------   -------
                                           $ 4,398   $ 4,202   $ 4,518   $ 3,399   $ 3,912
                                           =======   =======   =======   =======   =======

Fiscal 1993
  401(K) Company Contribution              $ 2,086   $ 2,086   $ 2,086   $ 1,779   $ 2,125
  Economic Benefit of Split Dollar Plan        775       775       965       629       832
                                           -------   -------   -------   -------   -------
                                           $ 2,861   $ 2,861   $ 3,051   $ 2,408   $ 2,957
                                           =======   =======   =======   =======   =======

Option Grants in Last Fiscal Year

     The following table sets forth information on option grants in fiscal 1994 to each of the Named
Officers.

                                     OPTION GRANTS IN LAST FISCAL YEAR
                                                                                  Potential
                                                                             Realizable Value at
                                                                               Assumed Annual
                                                                            Rates of Stock Price
                                                                                 Appreciation
               Individual Grants                                               for Option Term
- - -------------------------------------------------------------------------   --------------------

                                     % of Total
                                       Options
                                     Granted to     Exercise
                       Options      Employees in     Price     Expiration
    Name              Granted (#1)   Fiscal Year     ($/Sh)        Date        5%          10%
- - -------------------   ------------  ------------   ----------   --------    -------      -------
Donald R. Loback          -0-            -0- %       $  --         --       $  --      $  --
Kathleen R. Wade          -0-            -0-            --         --          --         --
Robert J. Wade            -0-            -0-            --         --          --         --
W. Thomas Hickcox       4,000            11.6         21.38     12/01/03     53,783     136,297
Timothy C. Westfall     3,000             8.7         21.38     12/01/03     40,337     102,223

(1)  All options granted are for Common Shares and are exercisable in cumulative 25% installments commencing one year from the date of grant, with full vesting occurring on the fourth anniversary date.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information on option exercises in fiscal 1994 by each of the Named
Officers and the value of such officers' unexercised options at May 31, 1994.

                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                     AND FISCAL YEAR-END OPTION VALUES
                                                                                          Value of
                                                             Number of                  Unexercised
                                                            Unexercised                 In-The-Money
                                                             Options at                  Options at
                                                        Fiscal Year End (#)         Fiscal Year End ($)
                                                     -------------------------   --------------------------
                    Shares Acquired       Value
   Name             on Exercise (#)   Realized ($)   Exercisable Unexercisable   Exercisable  Unexercisable
- - ------------------- ---------------   ------------   ----------- -------------   -----------  -------------
Donald R. Loback           -0-        $    --             -0-          -0-       $     --     $    --
Kathleen R. Wade           -0-             --             -0-          -0-             --          --
Robert J. Wade             -0-             --             -0-          -0-             --          --
W. Thomas Hickcox       11,000          130,625        13,320       12,625           62,073      61,359
Timothy C. Westfall      8,750          130,156         5,250       11,500           29,719      59,813


Compensation Committee Report

The Compensation Committee of the Board of Directors is comprised of three non-employee directors and is responsible for establishing the compensation levels for Mr. Loback and Mrs. Wade (Co-Chief Executive Officers) and Mr. Wade (President). The Committee is also responsible for reviewing and monitoring, but not approving compensation to other executives of the Company.

The Company's executive compensation programs are intended to enable the Company to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company's financial performance and return on stockholders' equity.

The Company has six Executive Officers excluding Mr. Loback and Mr. and Mrs. Wade. Compensation for such executives is determined by Mr. Loback and Mr. and Mrs. Wade. Commencing in fiscal 1994, such compensation levels were reviewed by the Compensation Committee. It is recognized that management is most familiar with the individual employees, with prevailing levels for compensation within certain markets and other factors affecting compensation. However, Compensation Committee review is to ensure that compensation decisions relative to executives of the Company are made responsibly.

The Committee sets compensation for Mr. Loback and Mr. and Mrs. Wade. As a result of the Company's financial performance, the Committee approved a bonus of $100,000 each for fiscal 1994 to be paid in the first quarter of fiscal 1995 and approved the base salaries of $200,000 each (their same base salary since 1988) for fiscal 1995. As a part of the decision making process, the Committee reviewed prior years compensation of Chief Executive Officers and Presidents of selected homebuilding companies deemed comparable to the Company, noting that during the periods compensation paid to comparable officers had been substantially in excess of the compensation paid to Mr. Loback and Mr. and Mrs. Wade.

The only long-term incentive plans maintained by the Company are the stock option plans. The compensation of the executive officers consists principally of salary, annual bonus and income and potential gain from stock options. Mr. Loback and Mr. and Mrs. Wade have never been granted stock options under any of the Company's stock option plans, however they are eligible to receive such grants. The perquisites and other benefits received by executive officers are incidental to employment.

The above Committee Report to Shareholders of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed under such Acts.

                         COMPENSATION COMMITTEE

                         Bradley S. Anderson

                         Jo Ann Rudd

                         William Steinberg



                              PERFORMANCE GRAPH
                              -----------------

     The graph below compares the cumulative total return of Continental Homes Holding Corp., the S&P 500 Index and the S&P Homebuilding Index:


                    May-89    May-90    May-91    May-92    May-93    May-94
                    ------    ------    ------    ------    ------    ------
Continental         $100      127.78    206.88    276.27    313.45    338.09
S&P Homebuilding     100       87.80    103.73    116.39    157.92    129.81
S&P 500              100      116.61    130.36    143.21    159.84    166.64


The above graph is based upon common stock and index prices calculated as of May 31 for each of the last five fiscal year-end periods. The Company's May 31, 1994 closing price per Common Share was $13.88. As of June 30, 1994 the Company's Common Shares closed at $14.50 per share. The stock price performance of Continental Homes Holding Corp. depicted in the graph above represents past performance only and is not indicative of future performance.

                       INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed the firm of Arthur Andersen & Co., independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending May 31, 1995. Representatives of Arthur Andersen & Co. are expected to be present at the Annual Meeting of Stockholders and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement at the Annual Meeting if they desire to do so.

                            STOCKHOLDER PROPOSALS

Proposals by stockholders intended to be presented at the next Annual Meeting must be received by the Company on or before March 26, 1995 in order to be included in the Proxy Statement and proxy for the 1995 meeting. The mailing address of the Company for submission of any such proposals is 7001
N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, Attn: Kenda B. Gonzales, Secretary.

                    COMPLIANCE WITH SECTION 16(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that during the year ended May 31, 1994, all filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with. All Form 4 and 5 reports have been filed as required by the Securities Exchange Act of 1934.

                                OTHER MATTERS

The Board of Directors knows of no matters other than those described above which are likely to come before the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.

The entire cost of solicitation of proxies in the accompanying form will be borne by the Company. The Company will reimburse brokers for their costs associated with transmitting these materials to persons for whom such brokers hold Common Shares. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company, by personal interview, telephone and telecopy.

The Company's Annual Report to Stockholders (which is not a part of the proxy solicitation material) is being mailed to stockholders together with the Proxy Statement.

Stockholders wishing to receive a copy of the Company's Fiscal 1994 Annual Report on Form 10-K (including the financial statements and schedules thereto) filed with the Securities and Exchange Commission may obtain one without charge by making a written request to Kenda B. Gonzales, Continental Homes Holding Corp., 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253.

                                          By Order of the Board of Directors



                                                     KENDA B. GONZALES
                                                          Secretary

                       CONTINENTAL HOMES HOLDING CORP.
          7001 N. Scottsdale Road, Suite 2050, Scottsdale, AZ 85253

         This Proxy is Solicited on Behalf of The Board of Directors

     The undersigned hereby appoints Donald R. Loback, Kathleen R. Wade and Robert J. Wade, and each of them severally, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Continental Homes Holding Corp. (the "Company") held of record by the undersigned on July 27, 1994, at the Annual Meeting of Stockholders to be held on August 30, 1994 and any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL ONE.

(1) FOR ELECTION AS DIRECTORS OF ALL NOMINEES LISTED BELOW TO SERVE UNTIL THE 1994 ANNUAL MEETING OF STOCKHOLDERS (except as marked to the contrary below)

     [  ]  FOR all nominees listed below     [  ]  WITHHOLD AUTHORITY to vote
           (except as marked to the                for all nominees listed
            contrary below)                        below

           Donald R. Loback, Kathleen R. Wade, Robert J. Wade, W. Thomas Hickcox, Jo Ann Rudd, William Steinberg and Bradley S. Anderson

     (INSTRUCTION: To withhold authority to vote for any nominee, indicate the individual nominee's name on space provided below.)

______________________________________________________________________________

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

- - ------------------------------------------------------------------------------

     This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals (1) and (2).

                                      Please sign exactly as name appears
                                      below.  When shares are held by joint
P tenants, both should sign. When signing as attorney, executor, administrator,
R                                     trustee or guardian, please sign your
                                      name and indicate full title as such.
O                                     If a corporation, an authorized officer
                                      should sign his name and indicate his
X title. If a partnership, please sign in partnership name by authorized person.
Y
                                      Dated:__________________________________

          Receipt of Notice of
          Meeting and Proxy           ________________________________________
          Statement is hereby                        Signature
          acknowledged.
                                      ________________________________________
                                              Signature if held jointly

             Please sign, date and mail in the enclosed envelope.